UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2007
Date of Report (Date of earliest event reported)

i-LEVEL MEDIA GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 5B - 98 Liu He Road, Shanghai, PRC	200001
(Address of principal executive offices)	(Zip Code)

+8621 5301 8935
Registrant's telephone number, including area code

Suite 310, 2174 York Avenue, Vancouver, British Columbia, Canada, V6K 1C3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01       Changes in Registrant's Certifying Accountant

i-level Media Group Incorporated (the "Company") has engaged Weaver & Martin LLC, as its principal independent registered public accounting firm effective May 8, 2007. Concurrent with this appointment, Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants ("DMCL"), have resigned as the principal independent registered public accounting firm of the Company effective May 8, 2007. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of DMCL on the Company's financial statements for the past two fiscal years (from the Company's inception on August 23, 2005 through December 31, 2005 and from January 1, 2006 through December 31, 2006) did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent period through to the date of DMCL's resignation, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused them to make reference thereto in their reports on the Company's audited financial statements.

The Company has provided DMCL with a copy of this Current Report on Form 8-K and has requested that DMCL furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made in this Current Report on Form 8-K and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company's disclosures in this Current Report. A copy of DMCL's letter has been filed as an exhibit to this Current Report.

Weaver & Martin LLC have not been consulted on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 5 - CORPORATE GOVERNANCE

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 8, 2007, the Board of Directors of the Company accepted the resignation of Leo Young as a director of the Company. As a result of Mr. Young's resignation as a director, the Board of Directors is currently comprised of the following individuals: Aidan Sullivan, Ian Sullivan, Paul D. Brock and Johnny Lo.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.
Exhibit	Description
16.1	Letter of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, dated May 15, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-LEVEL MEDIA GROUP INCORPORATED
Date: May 11, 2007	/s/ Aidan Sullivan ______________________________ By: Aidan Sullivan Title: Executive Chairman, President, Chief Executive Officer, Principal Executive Officer and a director

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